Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

JANUARY 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: February 19, 2010	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements	5

LBHI
Basis of Presentation — Schedule of Professional Fee and Expense Disbursements	6
Schedule of Professional Fee and Expense Disbursements	7

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc.	08-13885	10/3/2008
Lehman Brothers Special Financing Inc.	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc.	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc.	08-13899	10/5/2008
Lehman Commercial Paper Inc.	08-13900	10/5/2008
Lehman Brothers Commercial Corporation	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)         On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009.  On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 case of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) has been dismissed.

The Chapter 11 case of Lehman Brothers Finance SA (Case No: 08-13887) has been dismissed.

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”), AND OTHER DEBTORS AND OTHER CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JANUARY 1, 2010 TO JANUARY 31, 2010

The information and data included in this Report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Security Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This Monthly Operating Report, (“MOR”), is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills, and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash balances exclude cash that has been posted as collateral for derivatives hedging activity.

6.

Beginning and ending cash balances exclude cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB (formerly known as Lehman Brothers Bank FSB), Woodlands Commercial Bank (formerly known as Lehman Brothers Commercial Bank), Lehman Brothers Trust Company N.A., and Lehman Brothers Trust Company of Delaware.

7.	Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

8.

Previous MOR Schedules of Cash Receipts and Disbursements only reported on cash flows associated with Debtor bank accounts managed and reconciled by Lehman U.S. operations.  Debtor bank accounts managed and reconciled by Lehman foreign operations were included in the line item “Debtor and Non-Debtor Cash and Investment Balances - Foreign Managed” and only represented beginning and ending cash balances.  In this MOR, cash flows associated with debtor bank accounts managed and reconciled by Lehman foreign operations are now presented.  Beginning Cash & Investments balances have been adjusted to reflect this change.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

January 1, 2010 - January 31, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

		Beginning Cash &						Ending Cash &
	Filing	Investments					FX	Investments
Legal Entity	Date	(1/1/10) (a)	Receipts		Disbursements		Fluctuation (b)	(1/31/10) (c)
Lehman Brothers Holdings Inc.	9/15/2008	$3,026	$85		$(179	)(d)	$(6)	$2,927
LB 745 LLC	9/16/2008	—	—		—		—	—
Lehman Brothers Special Financing Inc. (“LBSF”)	10/3/2008	5,401	205		(15	)(e)	(6)	5,585
Lehman Brothers Commodity Services Inc. (“LBCS”)	10/3/2008	1,202	8		—		—	1,210
Lehman Brothers OTC Derivatives Inc (“LOTC”)	10/3/2008	167	—		—		—	167
Lehman Commercial Paper Inc. (“LCPI”)	10/5/2008	3,628	321	(f)	(189	)(f)	(2)	3,758
Lehman Brothers Commercial Corporation (“LBCC”)	10/5/2008	485	5		—		—	489
Lehman Brothers Derivative Products Inc. (“LBDP”)	10/5/2008	387	—		—		—	387
Lehman Brothers Financial Products Inc (“LBFP”)	10/5/2008	425	1		—		—	425
CES Aviation LLC	10/5/2008	—	—		—		—	—
CES Aviation V LLC	10/5/2008	—	—		—		—	—
CES Aviation IX LLC	10/5/2008	—	—		—		—	—
East Dover Limited	10/5/2008	—	—		—		—	—
Lehman Scottish Finance L.P.	10/5/2008	2	—		—		—	2
Luxembourg Residential Properties Loan Finance (“LRPL”)	1/7/2009	7	—		—		—	7
BNC Mortgage LLC	1/9/2009	—	—		—		—	—
LB Rose Ranch LLC	2/9/2009	1	—		—		—	1
Structured Asset Securities Corporation (“SASCO”)	2/9/2009	—	—		—		—	—
LB 2080 Kalakaua Owners LLC	4/23/2009	—	—		—		—	—
Merit LLC	12/14/2009	—	—		—		—	—
LB Somerset LLC	12/22/2009	—	—		—		—	—
LB Preferred Somerset LLC	12/22/2009	—	—		—		—	—
Debtor Cash and Investment Flows (g)		14,731	$625		$(383)		$(14)	14,959
Non-Debtor Cash and Investment Balances (h)		2,423						2,595
Total Cash and Investment Balances		$17,154						$17,554

Notes:
(a)

Beginning Cash & Investments balance has been restated from December 31, 2009 closing balance by $59 million for LBHI, $4 million for LBCS, and $7 million for LRPL to reflect cash that was previously reported as “Debtor and Non-Debtor Cash and Investment Balances - Foreign Managed” on the December 2009 MOR. Additionally, Beginning Cash & Investments balance has been restated from December 31, 2009 closing balance by $3 million for LBHI and ($3 million) for LBCC to reflect a bank account that was previously misclassified as being in LBCC’s name.

(b)	Reflects fluctuation in value in foreign currency bank accounts.
(c)

Ending Cash and Investments balances include approximately $2.8 billion of cash associated with pledged assets, court order segregated accounts, funds administratively held by banks, and other identified funds which may not belong to the Debtor or non-Debtor subsidiaries. These amounts are preliminarily estimated as follows: Debtors - LBHI $248 million, LBSF $328 million, LBCS $35 million, LCPI $2.0 billion, LBCC $5 million, Lehman Scottish Finance $2 million; and Non-Debtors $145 million, and are subject to adjustment. Ending Cash and Investments balances also exclude approximately $266 million in cash posted as collateral for derivatives hedging activity; broken down as follows: LBSF $241 million, LBFP $15 million, and LBCS $10 million. Cash pledged on or prior to September 15, 2008 by the Company in connection with certain documents executed by the Company and various financial institutions has been excluded from this report.

(d)	Reflects ordinary course outflows and other court approved disbursements.
(e)	Reflects $9 million posted as collateral for court approved hedging activity, $3 million in disbursements related to live trades, and $3 million transfer to LBCC for funds received into LBSF in error.
(f)	LCPI, in its capacity as loan agreement agent, receives and passes along principal and interest to loan syndicate participants.
(g)	Represents cash and investment flows for all Debtor bank accounts globally. Includes bank accounts managed and reconciled by both Lehman U.S. and foreign operations.
(h)	Represents cash and investment balances for all Non-Debtor bank accounts globally. Includes bank accounts managed and reconciled by both Lehman U.S. operations and foreign operations.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”)

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO JANUARY 31, 2010

The information and data included in this Report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Security Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This Monthly Operating Report, (“MOR”), is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.

The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs, as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC.

Schedule of Professional Fee and Expense Disbursements (a)

January 2010

Unaudited ($ in thousands)

			Filing Date
		Jan-10	Through Jan-10 (b)
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	$14,684	$232,981
Kelly Matthew Wright	Art Consultant and Auctioneer	—	47
Natixis Capital Markets Inc.	Derivatives Consultant	—	8,121
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	601	9,117
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	109	2,657
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	764	13,796
Discover Ready LLC	eDiscovery Services	—	4,812
Ernst & Young LLP	Audit and Tax Services	—	1,367
Hudson Global Resources	Contract Attorneys	—	1,928
Huron Consulting	Tax Services	34	2,007
Jones Day	Special Counsel - Asia and Domestic Litigation	2,010	16,301
Lazard Freres & Co.	Investment Banking Advisor	411	17,529
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	201	3,429
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	—	661
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	126	1,889
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	26	2,143
Weil Gotshal & Manges LLP	Lead Counsel	22,360	149,502
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	249	1,000
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	—	6,514
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	1,772	22,398
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	343	6,027
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	11	42,371
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	499	5,393
Richard Sheldon, Q.C.	Special Counsel - UK	—	74
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	3,441	29,853
Jenner & Block LLP	Examiner	4,428	38,389
Fee Examiner
Feinberg Rozen LLP	Fee Examiner	150	568
Brown Greer Plc	Fee and Expense Analyst	—	87
Total Non-Ordinary Course Professionals		52,221	620,961
Debtors - Ordinary Course Professionals		1,370	20,504
US Trustee Quarterly Fees		—	483
Total Professional Fees and UST Fees		$53,591	$641,948

(a)

All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.

(b)	The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of January 2010. The figures do not include accruals.